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TECHNOLOGY SUPPLY AGREEMENT

This TECHNOLOGY SUPPLY AGREEMENT (this “Agreement”) is made as of [April] [__], 20[08] by [TTI TECHNOLOGIES, INC., a Delaware corporation] or [Name and form of TTI Designee] (“Purchaser”), and GEOTEC, INC., a Florida corporation (“Supplier”). Supplier and Purchaser are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, Supplier owns and controls a proprietary enzyme/protein technology (the “Enzyme/Protein Technology”) designed to produce enzyme materials (the “Enzyme/Protein”) used in the production of Refined Coal, as defined herein, or the recovery of any other substance from the Feedstock, as defined herein, utilizing the Enzyme/Protein Technology that creates Revenue or otherwise generates cash, or cash equivalents from the sale or assignment thereof (the “Product”) through the use of certain wash and separation equipment and ancillary equipment (a “Facility”);

WHEREAS, pursuant to a certain Master Development Agreement dated as of April [__], 2008, as the same may be amended from time to time, (the “MDA”) among [Purchaser] or [Purchaser’s parent], Supplier and Green Energy Management, LLC, Purchaser has acquired the right to operate one or more Facilities on the Site and to produce up to 20 million Tons of Refined Coal utilizing the Enzyme/Protein Technology (the “Project”);

WHEREAS, Purchaser desires to retain Supplier as supplier of such the Base Stock, as defined herein, utilized to produce the Enzyme/Protein for use in the Facility, and Supplier desires to act as Purchaser’s supplier for same.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the Parties agree as follows:

1.

Definitions.

(a)

Certain Definitions.  Certain definitions set forth in the current MDA and not otherwise defined herein shall have the meanings herein ascribed to them in the MDA.  As used herein, the terms “Agreement”, “Enzyme/Protein”, “Enzyme/Protein Technology”, “Facility”, “ ~~MDA~~ ”, “Project”, “Purchaser”, and “Supplier” have the meanings ascribed to such terms above, and the following terms have the following meanings:

“Alternative Agents” has the meaning specified in Section 5(b) hereof.

“Base Stock” means, as to each Purchasing Company, the protein/enzyme proliferation materials utilized to produce the Enzyme/Protein  for that Project.

“Breaching Party” has the meaning specified in Section 14(a) hereof.

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“Contribution Agreement” means that certain Contribution Agreement of even date with the MDA for the alternative supply of Enzyme/Protein materials to the Project, and any amendments thereto and any successor or replacement agreements thereof.

“Default” has the meaning specified in Section 13(a) hereof.

“Delivery Point” means the suitably accessible location adequately equipped to receive bulk shipments of Enzyme/Protein or Base Stock utilized to produce the Enzyme/Protein and adjacent to the Facility, as designated by Purchaser, for delivery of Enzyme/Protein or Base Stock by Supplier.

“Dispute” has the meaning specified in Section 18(i) hereof.

“Encumbrance” means any charge, claim, community property interest, condition, equitable interest, lien, encumbrance, option, pledge, mortgage, security interest or preference , right of first refusal , easement, license, covenant, or other security agreement, preference arrangement or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership , any conditional sale or other title retention agreement, or any lease ..

“Environmental Law” means any Legal Requirement that relates to or otherwise imposes liability or standards of conduct concerning mining or reclamation of mined land, discharges, emissions, releases or threatened releases of noises, odors, or any pollutants, contaminants, or hazardous or toxic wastes, substances or materials, whether as matter or energy, into ambient air, water, or land, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport, or handling of pollutants, petroleum products, contaminants, or hazardous or toxic wastes, substances, or materials, including the Clean Air Act, the Federal Water Pollution Control Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, as amended by the Solid and Hazardous Waste Amendments of 1984, the Occupational Safety and Health Act, the Hazardous Materials Transportation Act, the Oil Pollution Act of 1990, and any and all similar Legal Requirements that are applicable to the Facility and the Project.

“Event of Bankruptcy” means, for any Person, the occurrence of any of the following events:  (i) the filing by such Person of a voluntary case or the seeking of relief under any chapter of Title 11 of the United States Bankruptcy Code, as now constituted or hereafter amended (the “Bankruptcy Code”), (ii) the making by such Person of a general assignment for the benefit of its creditors, (iii) the admission in writing by such Person of its inability to pay its debts as they mature, (iv) the filing by such Person of an application for, or consent to, the appointment of any receiver or a permanent or interim trustee of such Person or of all or any portion of its property, including the appointment or authorization of a trustee, receiver or agent under applicable law or under a contract to take charge of its property for the purposes of enforcing a lien against such property or

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for the purpose of general administration of such property for the benefit of its creditors, (v) the filing by such Person of a petition seeking a reorganization of its financial affairs or to take advantage of any Bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or statute, (vi) an involuntary case is commenced against such Person by the filing of a petition under any chapter of Title 11 of the Bankruptcy Code and within 90 days after the filing thereof either the petition is not dismissed or the order for relief is not stayed or dismissed, (vii) an order, judgment or decree is entered appointing a receiver or a permanent or interim trustee of such Person or of all or any portion of its property, including the entry of an order, judgment or decree appointing or authorizing a trustee, receiver or agent to take charge of the property of such Person for the purpose of enforcing a lien against such property or for the purpose of general administration of such property for the benefit of the creditors of such Person, and such order, judgment or decree shall continue unstayed and in effect for a period of 90 days, or (viii) an order, judgment or decree is entered, without the approval or consent of such Person, approving or authorizing the reorganization, insolvency, readjustment of debt, dissolution or liquidation of such Person under any such law or statute, and such order, judgment or decree shall continue unstayed and in effect for a period of 90 days.

“Event of Default” has the meaning specified in Section 13(a) hereof.

“Feedstock” means gob, culm, lignite, or other lower grade or dirty coals, or high carbon fly ash, any other substance recovered from the Site that creates Revenue or otherwise generates cash, or cash equivalents from sale or assignment and is processed by the Facility in order to make Product.

“ Financial Statements ” means, in respect to a Person, an income statement, balance sheet and statement of cash flows, all prepared in accordance with GAAP.

“ force majeure ” has the meaning specified in Section 14(b) hereof.

“ GT ” means GT Enzymes, LLC, a Delaware limited liability company or its successor.

“ Information Manuals ” has the meaning specified in Section 2 hereof.

“Inspecting Party” has the meaning specified in Section 10(c) hereof.

“Legal Requirement” means any order, constitution, law, ordinance, principle of common law, rule, regulation, statute or treaty of any Governmental Body.

“ License ” has the meaning specified in Section 5(d) hereof.

“Mechanical Completion Date” means the date upon which the installation of all components of the Facility on the Site and production testing has been completed and commercial production commences.

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“Monthly Order” has the meaning specified in Section 4 hereof.

“Monthly Production” has the meaning specified in Section 6(a) hereof.

“Production Report” has the meaning specified in Section 6(a) hereof.

“Quarter” means a calendar quarter commencing on the first day of each of January, April, July and October.

“Site” means the premises owned, leased or licensed by Purchaser for the location and operation of the Project.

 “ Specifications ” means the quality specifications and description of chemical properties of the formulation(s) of the Enzyme /Protein delivered to the Project.

“ Supplier’s Actual Cost ” has the meaning set forth in Section 6(a) hereof.

“ Technology Fee ” has the meaning specified in Section 6(b) hereof.

“Term” has the meaning specified in Section 3 hereof.

“Ton” means 2,000 pounds avoirdupois.

(b)

References; Gender; Number; Certain Phrases.  All references in this Agreement to a “Section” or “Exhibit” are to a Section or Exhibit of this Agreement, unless the context requires otherwise.  Unless the context requires otherwise, the words “this Agreement”, “hereof”, “hereunder”, “herein”, “hereby”, “thereof”, “thereunder” or words of similar import refer to this Agreement as a whole and not to a particular Section, subsection, clause, or other subdivision hereof.  Whenever the context requires, the words used herein include the masculine, feminine, and neuter gender, and the singular and the plural.  The words “include” and “including” shall mean “include, without limitation,” and “including, without limitation,” respectively.  The word “or” is not exclusive.

2.

Appointment as Supplier.  Subject to the terms and conditions set forth herein, Purchaser hereby retains Supplier, and Supplier hereby agrees to act, as Purchaser’s supplier of Enzyme/Protein or the Base Stock required to produce such Enzyme/Protein for use at the Project during the Term.  In addition to supplying the Enzyme /Protein hereunder, Supplier shall furnish Purchaser with all relevant written handling instructions and safety information regarding delivery, receipt, storage, mixing, application and other use of the Base Stock or Enzyme /Protein , as the case may be, at the Facility in manufacturing Refined Coal and copies of all federal and local permits, if any, required in order to deliver, store, handle, apply and use the Base Stock or Enzyme /Protein , as the case may be (such instructions, information and copies, the “ Information Manuals ”) except that Supplier shall not be required to disclose therein the formula for its Enzyme /Protein Technology, Base Stock or Enzyme /Protein to Purchaser or its Affiliates.  Supplier shall deliver initial copies of the Information Manuals no later than 30 days prior to the date of the first delivery of Enzyme /Protein or Base Stock

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hereunder and, no less frequently than annually, shall update in a timely manner such Information Manuals as necessary to disclose any changes in handling instructions and safety information regarding delivery, receipt, storage, mixing, application and other use of the Base Stock or Enzyme /Protein , as the case may be.  Supplier hereby represents and warrants as of the date hereof and as of the date of each delivery of Base Stock or Enzyme /Protein hereunder, that either (a) the Base Stock or Enzyme /Protein is not hazardous material subject to regulation under Environmental Laws, or (b) the Base Stock or Enzyme /Protein is a material regulated under Environmental Laws and Supplier and the Base Stock or Enzyme /Protein are in compliance with all Environmental Laws applicable thereto and to the sale and delivery thereof.  In the event of subsection (b) of this Section 2 , Supplier will promptly notify Purchaser thereof in writing and provide appropriate handling instructions in the Information Manuals.

3.

Effective Date and Term.  The term of this Agreement (the “Term”) shall commence on the date hereof and shall terminate at such time as provided for in Section 13(c).

4.

Monthly Orders ..   At least 11 days prior to the end of each Month during the Term (except any Month immediately preceding or occurring during any period of production of Enzyme/Protein  by GT under the License) commencing with the Month during which the Mechanical Completion Date occurs, Purchaser shall deliver to Supplier a written order (the “Monthly Order”) specifying (a) the quantity of Base Stock or Enzyme/Protein, if any, to be ordered for the immediately succeeding Month; and (b) the date such Base Stock or Enzyme/Protein is to be delivered to the Delivery Point.  Supplier will coordinate with Purchaser to supply sufficient quantities of Base Stock or Enzyme/Protein when required for use in completion of the installation and operational testing of the Facility and for production during the Month in which the Mechanical Completion Date occurs.

5.

Supply of Base Stock or Enzyme/Protein.

(a)

Delivery of Base Stock Enzyme/Protein.  Supplier shall supply to Purchaser the quantity of Base Stock or Enzyme/Protein set forth in the Monthly Order.  Supplier hereby represents and warrants to Purchaser, as of the date of each delivery of Base Stock or Enzyme/Protein hereunder, that the Enzyme/Protein can be used in the Facility in the manner contemplated for the production of Refined Coal.  Supplier shall deliver such Base Stock or Enzyme/Protein to Purchaser f.o.b. the Delivery Point on the delivery dates set forth in the applicable Monthly Order.  Such delivery by Supplier will include (i) the unloading by Supplier’s transportation agents of Base Stock or Enzyme/Protein directly into Purchaser’s storage tank(s) at the Delivery Point, and (ii) if necessary, Supplier’s adding any separate components or additives necessary to the Enzyme/Protein directly into such tank(s).  If Supplier reasonably determines that it will be unable to deliver Base Stock or Enzyme/Protein to Purchaser in a quantity sufficient to meet Purchaser’s Monthly Order, Supplier shall, within 5 days after receipt of the Monthly Order, give Purchaser written notice thereof, which notice shall state the amount of the anticipated deficiency.

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(b)

Enzyme/Protein Allocation Priority.  Supplier agrees to provide Purchaser with priority over other prospective purchasers of the Base Stock or Enzyme/Protein that may enter into supply agreements with Supplier after the date of this Agreement.  With respect to each Monthly Order, Purchaser shall be allocated all Base Stock or Enzyme/Protein in the possession of Supplier sufficient to fulfill such Monthly Order before Supplier may deliver Base Stock or Enzyme/Protein to any other prospective purchaser.

(c)

Inability to Deliver.  If (i) Supplier submits a notice to Purchaser that it will be unable to deliver Base Stock or Enzyme/Protein to Purchaser in a quantity sufficient to meet Purchaser’s Monthly Order, or (ii) Supplier fails to deliver all or any portion of the amount of Base Stock or Enzyme/Protein set forth in any Monthly Order on an applicable delivery date with respect to such Monthly Order, then in either case Purchaser may elect to provide assistance to Supplier to increase the production capacity of the Base Stock or Enzyme/Protein by Supplier.

(d)

Supplier, GT and TTI Coal, LLC, a Delaware limited liability company and an Affiliate of Purchaser, have entered into the Contribution Agreement licensing GT to provide an alternative source of Base Stock or Enzyme/Protein materials to Purchaser in certain circumstances as therein set forth (the “Limited Enzyme/Protein Production License Agreement”).  If Purchaser rightfully elects to acquire Base Stock or Enzyme materials under the Contribution Agreement, then Supplier’s provision of Base Stock or Enzyme/Protein materials hereunder will be suspended upon commencement of supply by GT and, except as then accrued hereunder, no further fees or payments will be due to Supplier under Section 6 until and unless such supply by Supplier is reinstated as provided in the Contribution Agreement.

6.

Fees and Payments.

(a)

Technology Purchase Price.  The Purchase Price for the Base Stock or Enzyme/Protein sold by Supplier to Purchaser with respect to any Month hereunder shall be an amount equal to (i) $[______] per gallon (subject to adjustment as provided below) of Enzyme/Protein or $[______] per pound of Base Stock delivered to Purchaser during such Month and (ii) $1.00 per Ton of Refined Coal produced during the Month by the Facility utilizing the Enzyme/Protein delivered by Supplier (the “Monthly Production”).  The Purchase Price set forth at subsection (i) of this Section 6(a) is based upon Supplier’s initial estimate of its actual direct costs of manufacturing and shipping the Base Stock or Enzyme/Protein to Purchaser as set forth on Exhibit A attached hereto and by this reference made a part hereof, exclusive of any general or administrative expense or salaries or wages other than for production labor directly involved in such manufacture and shipping (“Supplier’s Actual Cost”).  Supplier shall update the components of Supplier’s Actual Cost reflected on Exhibit A within 60 days after the end of each Quarter and provide such updated figures to Purchaser in writing in the format of Exhibit A.  The Purchase Price set forth at subsection (i) of this Section 6(a) shall be adjusted to compensate Supplier for the Supplier’s Actual Cost as accurately reflected on Exhibit A from time to time, effective upon the commencement of the second full Month

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after the delivery of the revised computations.  Additional components shall not be added to Exhibit A in determining Supplier’s Actual Cost except with the prior written consent of Purchaser.  As soon as practicable after the end of each Month, Purchaser shall provide Supplier with a written production report accurately reflecting the Monthly Production for the Month (each a “Production Report”).  Supplier shall promptly thereafter provide to Purchaser a written invoice setting forth Supplier’s calculation of the Purchase Price based on the amount of Base Stock or Enzyme/Protein, if any, which was delivered to the Delivery Point during such Month and the Monthly Production, if any.  Purchaser shall pay the Purchase Price, if any, with respect to such Month within 30 days after Purchaser’s receipt of such written invoice.

(b)

Technology Fees.  For each Quarter, Purchaser shall pay to Supplier an amount (the “Technology Fee”) equal to a 20% Carried Interest; provided that in no event will such Technology Fee be an amount less than 10% of all Net Revenues of the Project.  For each Quarter Purchaser shall provide to Supplier Financial Statements of the Project and each affiliated marketing agent or principal receiving Revenues, accurately reflecting Revenues and Expenses for the period, together with a computation of Net Revenues for the period and a computation of the Technology Fee due for the Quarter, if any.  Delivery of the Financial Statements and payment of the Technology Fee for each Quarter shall be made by Purchaser to Supplier on or before the date 90 days after the last day of such Quarter.  For purposes of clarity, revenues generated from sales unrelated to the Process, such as the sale of Feedstock which is not treated with the Enzyme, or of Refined Coal or Product produced utilizing Alternative Agents or Enzyme/Protein produced by GT under the License will not be deemed to be Revenues of the Project and will not be utilized in determining the Quarterly Technology Fee, if any, due.

(c)

Objection to Computations.  If Purchaser objects in good faith to any computation of Supplier’s Actual Cost or to Supplier’s calculation of any payment in respect of the Purchase Price or if Supplier objects in good faith to the Production Report or to the Financial Statements or Purchaser’s calculation of the Technology Fee, the objecting Party shall promptly notify other Party of such objection.  Unless the Parties can resolve the objections between them within 30 days from receipt of notice of such objection, such disputes shall be resolved pursuant to Section 18(i).

8.

Shipment.  The method of shipment and delivery of the Enzyme/Protein ordered by Purchaser hereunder shall be determined by Supplier in its reasonable discretion in accordance with the Monthly Order.  Such shipment and delivery will be effected at Supplier’s sole risk, cost and expense.

9.

Title and Risk of Loss. Good and marketable title and risk of loss or damage to any Enzyme/Protein sold by Supplier hereunder shall pass to Purchaser free and clear of any Encumbrances from and after delivery of the Enzyme/Protein f.o.b. at the Delivery Point.

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10.

Records and Audits.

(a)

Supplier Records.  Supplier shall maintain true and accurate books and records of account concerning the manufacture, delivery and sale of Enzyme/Protein pursuant to this Agreement.

(b)

Purchaser shall maintain accurate financial records of Revenues, whether received by Purchaser or its Affiliates, and Expenses and such other records reasonably deemed necessary or appropriate by Supplier in respect to the Project and Revenues.

(c)

Inspection and Audit Rights; Retention of Records.    Upon at least 5 Business Days' prior written request of a Party (the “Inspecting Party”), the other Party shall promptly make available during normal business hours any and all records and related correspondence, receipts, vouchers and memoranda related to the Project as referred to above for inspection, audit or reproduction by any authorized representative of the Inspecting Party at the Inspecting Party’s expense.  Each Party shall preserve all such records until the later of (i) 3 years after the filing of each Tax return for each Project Company, or (ii) the conclusion of a Tax audit of Purchaser with respect to such period.  In the event a Party desires to destroy or otherwise transfer such records after such time, such Party shall give written notice thereof to the other Party and, upon the request of the other Party, transfer such records to the other Party.

11.

Notice of Problem.  Whenever either Party hereto encounters, discovers or reasonably anticipates any problem that could delay or prevent performance of this Agreement, such Party shall immediately notify the other Party in writing of all relevant circumstances and any remedial steps being taken.

12.

Insurance.

(a)

Insurance Required.  Supplier shall procure and maintain at its expense or, to the extent that Enzyme is supplied on Supplier’s behalf, at no expense to Purchaser, insurance of the types and amounts listed below.  The insurance so procured and maintained shall remain in full force and effect at all times during the Term and shall be with insurers, and in such form, as shall be reasonably satisfactory to Purchaser.

(i)

Workers’ Compensation Insurance.  To provide coverage complying with all applicable labor codes, acts, laws, or statutes, whether federal or state, including Employer’s Liability insurance of $1,000,000 for injury or death of any one person.  Supplier’s Workers’ Compensation policy shall include USL&H/Jones Act Coverage, if applicable.

(ii)

Comprehensive Automobile Liability Insurance.  To provide coverage against claims of bodily injury (including death), property damage, and pollution covering all owned, leased, non-owned and hired vehicles

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used with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage.

(iii)

Commercial General Liability Insurance.  To provide coverage against claims for third-party bodily injury (including death) and third-party property damage.  Such insurance shall provide coverage for products-completed operations, blanket contractual, explosion, collapse and underground coverage, broad form property damage and personal injury insurance with a $1,000,000 limit per occurrence for combined bodily injury and property damage.

(iv)

Umbrella Liability or Excess Insurance.  Excess liability insurance on an "occurrence" basis pursuant to an "umbrella" policy or policies covering claims in excess of and following the terms of the underlying insurance above (except Worker’s Comp) with a $5,000,000 limit per occurrence and a $5,000,000 Project aggregate limit.

(b)

Endorsements Required.  Insurance carried under Section 12(a) shall be endorsed as follows:

(i)

Provide a severability of interests or cross liability clause.

(ii)

Name Purchaser an additional insured, as its interests may appear, on all policies, except workers’ compensation.

(iii)

All policies shall be primary and not excess to or on a contributing basis with any insurance or self-insurance maintained by Purchaser.

(iv)

All policies shall provide that they may not be canceled, non-renewed, or changed with respect to the requirements of this Section 12 without 30 days' prior written notice (10 days for non-payment of premium) sent by registered or certified mail to Purchaser.

(v)

All policies shall provide for a waiver of subrogation in favor of Purchaser.

(c)

Effect of Insurance.  In no event will provision of insurance decrease Purchaser’s rights against Supplier.

(d)

Added Coverage.  In the event Purchaser requests that Supplier obtain and maintain insurance coverage in greater amounts, Supplier shall do so if it can obtain such coverage on terms and premiums, fees and other costs acceptable to Purchaser, and if Purchaser reimburses Supplier for any increased or additional premiums, fees or other costs resulting from or attributable to such increased coverage.

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13.

Default and Termination.

(a)

Events of Default.  The occurrence of any of the following events shall constitute a “Default”:

(i)

except in the event of a dispute asserted in good faith by Purchaser in respect to payments due Supplier as herein provided the failure by Purchaser to pay in full when due any  undisputed payments to Supplier when and as due and payable under Section 6;

(ii)

the failure by Supplier or Purchaser to observe or perform in any material respect any of their covenants or agreements contained herein other than the failure set forth in Section 13(a)(i); or

(iii)

the breach or falsity of a representation or warranty by Supplier or Purchaser when made; or

(iv)

an Event of Bankruptcy with respect to Supplier or Purchaser.

Any Default under Section 13(a)(i) that has continued for 10 days or and any such Default under Section 13(a)(ii) or Section 13(a)(iii) that has continued for 60 days, in each case after the non-breaching Party shall have given written notice of such Default to the other Party, and any Default under Section 13(a)(iv), shall constitute an “Event of Default.”

(b)

Purchaser’s Right to Cure Supplier’s Defaults.  If Supplier shall be in Default or neglect to carry out any of its material obligations under this Agreement, Purchaser may, without prejudice to any other remedy or right it may have (including the exercise of its rights to secure Alternative Agents from third parties under Section 4), immediately cure or cause to be cured any such failures.  In such case, the additional costs of correcting such Default or other failure or deficiencies arising therefrom shall be offset against any accrued Purchase Price and Technology Fees payable hereunder.  To the extent the cost of correcting such deficiencies or other failure or deficiencies arising therefrom is greater than the amount of such Purchase Price and Technology Fees, such overage shall be paid by Supplier to Purchaser promptly (but in any case within 10 days) after receipt of an invoice therefor.

(c)

Termination of Agreement.

(i)

Termination upon Event of Default.  Without limiting either of Purchaser’s or Supplier’s ability to exercise any remedy referred to herein, this Agreement may be terminated upon the occurrence and during the continuance of an Event of Default by delivery of written notice of termination from the non breaching Party to the breaching Party.

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(ii)

Termination upon the Occurrence of Certain Events.  Unless terminated earlier pursuant to the other provisions hereof, this Agreement shall terminate upon the earlier of (A) the date 90 days after Purchaser notifies Supplier in writing of Purchaser’s intent to permanently cease production of Product utilizing the Enzyme and (B) the date upon which Purchaser produces in the aggregate 20 million Tons of Refined Coal utilizing the Enzyme supplied by Supplier hereunder.

(iii)

Effect of Termination.  If either Party terminates this Agreement pursuant to this Section 13(c), subject to this Section 13(c)(iii), all rights and obligations of the Parties hereunder will terminate without any liability of any Party, except for any liability of any Party then in breach hereof in respect to such breach; provided, however, that Purchaser will be obligated to pay Supplier any Purchase Price and Technology Fees then due and payable.

14.

Force Majeure.

(a)

Obligation of Performance.  The failure of a Party to comply with any material term or obligation contained herein (a “Breaching Party”) shall not constitute a Default hereunder and shall not give rise to a right of termination on the part of the other Party if such failure has resulted from, or is caused by, an event of force majeure (as described below); provided, however, that the Breaching Party must give the other Party written notice within 10 days after it becomes aware of the event of force majeure and use Commercially Reasonable Efforts to mitigate the effects of such event of force majeure.  Notwithstanding the occurrence of an event of force majeure, the other Party shall have the right to terminate this Agreement upon delivery of written notice of termination to the Breaching Party if the Breaching Party’s failure to comply with such material term or obligation shall continue for a period of 120 consecutive days.

(b)

Events of Force Majeure.  An event of “force majeure” means any of the following events that are beyond the reasonable control of, and occur without the fault, negligence or willful misconduct of, the Party asserting the event of force majeure and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, regardless of whether the event was foreseeable or similar or dissimilar to the following described events, and which event wholly or partly prevents the performance of any of the obligations of the Party asserting the event of force majeure (other than an obligation of such Party to pay or expend money for or in connection with the performance of such Party’s obligations hereunder): an act of God or an act of a public enemy; fire, flood, explosion or other serious casualty; extraordinarily severe weather; war (whether declared or not), terrorism, warlike circumstances; mobilization, revolution, riot or civil commotion; new regulation or order of governmental authority, or material adverse change in government regulation or law or any environmental or operating permit issue; enforcement actions or orders of any Governmental Body (provided that the Breaching Party shall have contested such regulation, order or change); strike, lock out or other labor dispute whether or not directed at the Breaching Party or the activities at the

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Facility (provided that the settlement of strikes, lock outs or labor disputes shall be solely at the discretion of the Party having such labor difficulty); and material delay, default or damage to transportation means or facilities.  An event of force majeure which only partially prevents performance of any of the obligations of the Breaching Party shall not relieve the Breaching Party from performing its other obligations under this Agreement to the fullest extent possible.

15.

Notices.  Any notices required or permitted to be given under this Agreement to the other Party shall be in writing and shall be sent to the other Party by personal service, by facsimile to the number set forth below, by nationally recognized overnight courier or by registered or certified mail, postage prepaid, addressed as follows:

If to Purchaser:

[TTI Technologies, Inc.] or [Other Purchaser Name]

444 Regency Parkway Drive, Suite 311

Omaha, Nebraska  68114

Telephone:  (402) 391-6611

Facsimile:  (402) 391-6616

Attention:  President

If to Supplier:

Geotec, Inc.

110 East Atlantic Avenue, Suite 200

Delray Beach, Florida 33444

Telephone:  (561) 276-9960

Facsimile:  (561) 276-9964

Attention:  Bradley Ray, Chairman and CEO

Deliveries by personal service, facsimile or courier shall be effective upon delivery to the offices of the other Party to whom sent. Deliveries by mail shall be effective 3 Business Days after mailing.  A Party may change its address or facsimile number by written notice to the other Parties.

16.

Representations and Warranties of Purchaser.

Purchaser hereby represents and warrants to Supplier as follows:

(a)

Organization.  Purchaser is a [_______________] duly organized, validly existing and in good standing under the laws of the State of [____________], with all requisite power and authority to own and operate its business and properties and to consummate the transactions contemplated hereby and is duly qualified and in good standing to do business in the State where the Site is located.

(b)

Due Authorization of Purchaser; Binding Obligation.  Purchaser has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and

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performance by Purchaser of this Agreement have been duly authorized by all necessary action on the part of Purchaser.  This Agreement has been duly and validly executed and delivered by Purchaser.  This Agreement is the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy and other similar laws of general application relating to or affecting the rights and remedies of creditors and that the remedy of specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)

Non-Contravention.  The execution, delivery and performance of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby do not and will not, with or without the giving of notice or the lapse of time, or both, violate, conflict with, result in the breach of or accelerate the performance required by any of the terms, conditions or provisions of the [______________] or [___________________] of Purchaser or any covenant, agreement or understanding to which Purchaser is a party or any order, ruling, decree, judgment or arbitration award or any law, rule, regulation or stipulation, to which Purchaser is subject or constitute a default thereunder or result in the creation of any lien or encumbrance on any of Purchaser’s properties or assets.

(d)

Legal Proceedings.  There is no outstanding order, ruling, decree, judgment or stipulation, or any litigation pending or, to Purchaser’s knowledge, threatened against Purchaser which would have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement, or which seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated hereby.

17.

Representations and Warranties of Supplier.

Supplier hereby represents and warrants to Purchaser as follows:

(a)

Organization.  Supplier is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with all requisite power and authority to own and operate its business and properties and to consummate the transactions contemplated hereby.

(b)

Due Authorization of Supplier; Binding Obligation.  Supplier has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by Supplier of this Agreement have been duly authorized by all necessary action on the part of Supplier.  This Agreement has been duly and validly executed and delivered by Supplier.  This Agreement is the valid and binding obligations of Supplier, enforceable against Supplier in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy and other similar laws of general application relating to or affecting the rights and remedies of creditors and that the remedy of specific enforcement or of injunctive

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relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)

Non-Contravention.  The execution, delivery and performance of this Agreement by Supplier and the consummation by Supplier of the transactions contemplated hereby do not and will not, with or without the giving of notice or the lapse of time, or both, violate, conflict with, result in the breach of or accelerate the performance required by any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Supplier or any covenant, agreement or understanding to which Supplier is a party or any order, ruling, decree, judgment or arbitration award or any law, rule, regulation or stipulation, to which Supplier is subject or constitute a default thereunder or result in the creation of any lien or encumbrance on any of Supplier’s properties or assets.

(d)

Legal Proceedings.  There is no outstanding order, ruling, decree, judgment or stipulation, or any litigation pending or, to Supplier’s knowledge, threatened against Supplier which would have a material adverse effect on the ability of Supplier to perform its obligations under this Agreement, or which seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated hereby.

18.

Miscellaneous Provisions.

(a)

Titles and Headings.  Titles and headings as used in this Agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of any provision.

(b)

Assignment.  This Agreement may not be assigned without the prior written consent of the Parties hereto; provided, however, that Purchaser may assign this Agreement without such consent to an Affiliate of Purchaser or another Person formed to own and operate the Facility or to facilitate investment by a Monetizer.  Purchaser shall be responsible for the compliance by any Affiliate of Purchaser that is a permitted, so long as in each case such assignee of this Agreement assumes the terms and obligations of Purchaser hereunder.

(c)

Recognition of Limited Liability; Limitation on Damages.

(i)

Notwithstanding any provision of this Agreement to the contrary, Purchaser and Supplier recognize that Purchaser is a [____________] formed under the laws of the State of [______________] and Supplier is a [_________] formed under the laws of the State of [________], and that, except as may be otherwise explicitly provided in a binding written agreement or instrument signed by such Person, no past, present or future equity owner, member, manager, director, officer, employee, agent, representative or Affiliate of either Party shall have any personal liability for any obligation whatsoever or howsoever arising (including under contract or in tort or equity) under or with

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respect to this Agreement or the transactions contemplated hereby, or applicable law with respect thereto.  Neither Party shall (i) assert or seek to assert any claim arising hereunder, (ii) name any civil action or proceeding or arbitration for claims arising hereunder, or (iii) seek or obtain any judgment, order or decree for claims arising hereunder, against any equity owner, member, manager, director, officer, employee, agent, representative or Affiliate of the other Party, or any of the properties or assets or any equity owner, member, manager, director, officer, employee, agent, representative or Affiliate of the other Party.

(ii)

In no event shall any Party or any of its Affiliates be liable under this Agreement to another Person for any lost profits, lost sales, business interruption, lost business opportunities or any consequential, punitive, special or incidental damages incurred by such Person arising from a breach of this Agreement.  The Parties agree that the waivers and disclaimers of liability, releases from liability, and limitations on liability expressed in this Agreement shall apply whether in contract, equity, tort or otherwise, even in the event of the fault, negligence, including sole negligence, strict liability, or breach of the Party released or whose liabilities are waived or limited, and shall extend to the Affiliates and representatives of each Party.

(d)

Severability of Provisions.  If any term or provision of this Agreement shall be adjudicated to be invalid or unenforceable, the remainder of the Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

(e)

Binding Effect.  Subject to Section 18(b) above, the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties and their successors and permitted assigns.

(f)

No Agency; Third Party Beneficiaries; Relationships.  Nothing contained in this Agreement shall be deemed or construed by the Parties hereto or by any third Party to create the relationship of principal and agent, master and servant, partnership or joint venture or of any association.  Nothing in this Agreement shall be construed as giving any Person other than the Parties and their successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

(g)

Forbearance.  Any past or present forbearance on the part of either Party to demand compliance with the terms and conditions of this Agreement shall in no way be construed as a waiver or defense to enforcement.

(h)

Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the Parties relating to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, relating to the subject matter hereof.  No modification of this Agreement shall be binding unless the modification shall be in writing and signed by the Parties.

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(i)

Submission of Disputes to Arbitration.  If any dispute shall arise between the Parties as to their rights or liabilities under this Agreement (a “Dispute”), the Dispute shall be exclusively determined, and the dispute shall be settled, by arbitration in accordance with the commercial rules of the American Arbitration Association.  The arbitration shall be held in Dover, Delaware before a panel of three independent arbitrators, all of whom shall be selected by the American Arbitration Association according to its rules appertaining (or such other independent dispute resolution body to which the Parties shall mutually agree).  The decision of the arbitrators shall be final and binding upon the Parties and judgment thereon may be entered in any court of competent jurisdiction.  The costs of the arbitrators and of the arbitration shall be borne one-half by each of the Parties.  The costs of each Party’s counsel and accountants, as well as any costs solely for their benefit, shall be borne separately by each Party. EACH OF THE PARTIES HEREBY ACKNOWLEDGES THAT THIS PROVISION CONSTITUTES A WAIVER OF THEIR RIGHT TO COMMENCE A LAWSUIT IN ANY JURISDICTION WITH RESPECT TO THE MATTERS WHICH ARE REQUIRED TO BE SETTLED BY ARBITRATION AS PROVIDED IN THIS SECTION 18(i).

(j)

Brokers/Agents.  No broker or agent brought about this transaction or dealt with either Party in connection herewith, and no commission or finder’s fee is owed to any Person in connection with this Agreement.  Each Party shall defend, indemnify and hold the other Party harmless from and against any claims, demands, actions and causes of action, including, but not limited to, costs, expenses and attorneys’ fees, arising out of any claim or allegation by any Person that it acted on behalf of such Party.

(l)

Further Assurances.  Each Party shall execute and deliver to the other Party such further documents, instruments and assurances as may be reasonably requested by the other Party to fulfill the expressed intent of the Parties.

(m)

Joint Efforts.  Neither this Agreement nor any ambiguity or uncertainty herein will be construed against either of the Parties, whether under any rule of construction or otherwise.  On the contrary, this Agreement has been prepared by the joint efforts of the respective attorneys for, and has been reviewed by, each of the Parties hereto.

(n)

Governing Law.  This Agreement shall be governed by, enforced under, and construed and interpreted in accordance with, the laws of the State of Delaware without reference to its conflict of law principles.

(o)

Counterparts.  This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement, and will become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Parties.

(p)

Electronic Delivery.  A copy of an executed counterpart signature page of this Agreement signed by a Party may be delivered by facsimile or other

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electronic transmission and, upon such delivery, a print out of the transmitted signature of such Party will have the same effect as if a counterpart of this Agreement bearing an original signature of that Party had been delivered to the other Party.

*   *   *   [Signature Page Follows]   *   *   *

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IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement effective as of the last date of execution set forth below.

SUPPLIER

Date:

GEOTEC, INC.

By:

Bradley T. Ray, Chairman and CEO

PURCHASER

Date:

[TTI TECHNOLOGIES, INC.] or [Name of

Designee]

By:

[__________], President

EXHIBIT A

[TO BE PROVIDED]